SURNA

Engineering Solutions for Cannabis

February 2015

Document No. A1

SAFE HARBOR

This news release contains statements that involve expectations, plans or intentions (such as those relating to future business or financial results, new features or services, or management strategies) and other factors discussed from time to time in the Company's Securities and Exchange Commission filings. These statements are forward-looking and are subject to risks and uncertainties, so actual results may vary materially. You can identify these forward-looking statements by words such as "may," "should," "expect," "anticipate," "believe," "estimate," "intend," "plan" and other similar expressions. Our actual results, such as the Company's ability to finance, complete and consolidate acquisition of IP, assets and operating companies, could differ materially from those anticipated in these forward-looking statements as a result of certain factors not within the control of the company such as a result of various factors, including future economic, competitive, regulatory, and market conditions. The company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The company disclaims any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

STATEMENT ABOUT CANNABIS

The use, possession, cultivation, and distribution of cannabis is prohibited by federal law. This includes medical and recreational cannabis. Although certain states have legalized medical and recreational cannabis, companies and individuals involved in the sector are still at risk of being prosecuted by federal authorities. Further, the landscape in the cannabis industry changes rapidly. What was the law last week is not the law today and what is the law today may not be the law next week. This means that at any time the city, county, or state where cannabis is permitted can change the current laws and/or the federal government can supersede those laws and take prosecutorial action. Given the uncertain legal nature of the cannabis industry, it is imperative that investors understand that the cannabis industry is a high risk investment. A change in the current laws or enforcement policy can negatively affect the status and operation of our business, require additional fees, stricter operational guidelines and unanticipated shut downs.

INTRODUCING SURNA

Innovation for a Growth Sector. Surna has established a multi-disciplined engineering team, providing an unrivalled ability to develop innovative and patentable technologies for the cannabis sector.

Growing Revenue from an Established Product Foundation. Surna is currently selling and evolving its Hydro Cooling Platform, which is becoming the industry leader for energy efficiency and reliability.

Developing Cannabis' Future Technologies. Surna has a strong pipeline of products and technologies designed to disrupt the cannabis industry and provide significant and sustainable revenue growth.

World Class Management Team. Surna has not only built a team with the combined skill sets to innovate but also with the experience to execute.

CANNABIS: STRONG GROWTH PROSPECTS

Medicinal Cannabis Growth is Accelerating. Medicinal cannabis revenue is estimated to increase at an annual rate of close to 40% to $8.9 billion by 2016 (see slide 25).[1]

Current Medicinal Use of Cannabis is Significant. Thirty-four states in the U.S. (see below) have approved cannabis for medicinal use. Demand has undoubtedly increased – 34 states have legalized some form of medicinal (23 medicinal, 11 CBD).[2]

Applied Knowledge is Expanding. Knowledge about the therapeutic potential of cannabis products has been greatly improved by a large number of clinical trials in recent years.[3]


Marijuana Legalization Across the U.S.

A map and legend are included on slide 30

A CLOSER LOOK AT CANNABIS

Therapeutic History of Cannabis is Well Established. For this specific patient population [resistance to antiepileptic medicine] … high CBD and low THC strains – usually consumed orally in children – appear to be effective.[4]

Demographics Favor Market Growth. Demand for medicinal marijuana correlates with the average age of the U.S. population, adults 50 and older represent a significant portion of sales due to a greater incidence of ailments that can be treated with medicinal marijuana.[5]

Perspectives are Changing. The U.S. Surgeon General recently commented, "We have some preliminary data that for certain medical conditions and symptoms, that marijuana can be helpful."[6]

Significant Shareholder Value is Being Generated. GW Pharma, a pharmaceutical company based in the U.K., is developing prescription cannabinoid medicines (Sativex®) and currently has a market capitalization over $1.5 billion.


SATIVEX
GW

CONSIDERATIONS IN GROWING CANNABIS

Failure is Not an Option. Since marijuana is the largest cash crop in the United States - more valuable than corn and wheat combined[7] – systems need to be in place to prevent the loss of even one crop.

Cannabis Cultivation is an Energy Hog. The high intensity lights necessary for cannabis cultivation produce large amounts of heat that need to be processed away from the plants by significant tonnages of cooling.

The Future of Cannabis Will Be About Margins and Operating Efficiencies. Surna is designing and developing technologies that will provide the margins necessary for future cannabis cultivation operations.

It Will be About Process Control. We don't have the capability today, but in the future it will be about monitoring, managing and controlling the cultivation environment.



GW Pharma's grow facility

WHAT IT TAKES TO GROW CANNABIS

Industrial Temperature Control.
Systems need to process 4,500 – 6,000 BTUs per 1,000 watt light.

High Intensity Lighting. Lighting can produce 75 watts of energy per square foot.

Plant Nutrient Supply. Nutrient delivery needs to be handled under certain conditions.

Tightly Controlled Humidity.
Cannabis needs to be controlled in a tight humidity window, preferably 45-50%.



Air Handler
Lighting
Dehumidifier
Water Chiller

Active Monitoring and Environmental Stability. Systems are necessary to monitor and maintain the growing environment within tightly defined parameters.

SURNA IS CURRENTLY SUPPLYING...

Industrial Temperature Control. Surna Chillers

High Intensity Lighting. Surna Reflectors

Active Nutrient Supply. Surna Chillers

Tightly Controlled Humidity. Surna Dehumidifiers


Air Handler
Lighting
Dehumidifier
Water Chiller

Active Monitoring and Environmental Stability. Software platform

THE CANNABIS SUPPLY CHAIN

Large Energy Requirements. A 2012 paper indicated that cannabis production consumed 1% of the electrical grid in the U.S.[8]– just 15 states allowed cultivation at the time. The demand has undoubtedly increased in the last three years.

Active Management of Cultivation is Required. Due to the high value of cannabis crops, the supply chain has to be actively managed.



Software/Compliance/Process Monitoring
Lighting
Humidity Control
Temperature Control
Nutrients
Seed
Cloning
Vegetative
Flowering
Dry/Cure
Sale

WHERE'S THE NEED FOR INNOVATION?

More Efficient Lighting. Incumbent technology produces large amounts of unwanted heat and non-useful/wasted light that cannot be utilized by plants, resulting in much wasted energy.

More Effective Temperature Control. Current air conditioning (A/C) technology is more expensive to both purchase and operate, is non-scaleable, susceptable to failure and is not designed to operate in winter conditions.

Lower Cost Humidity Control. Competitor products are much larger, more expensive and are not designed for the rigourous demands of cannabis cultivation.

Better Nutrient Delivery. Due to the energy intensive nature of lighting and cooling, there is less pressure to develop new, innovative products.

More Monitoring/Environmental Management Options. Software systems for point-of-sale (POS) are basic, non-scalable and cannot be expanded across multiple functions or integrated with standard control system language.

SURNA'S TECHNOLOGY ROADMAP

Hydro Cooling Platform (Generation One). In 2015, the Company plans to expand the sales of Surna's Hydro Cooling platform (Chiller and Reflector), especially with the introduction of the Surna Reflector to the market.

New Hybrid Complex (Generation Two). A hybrid facility would have the advantageous characteristics of an indoor grow and a greenhouse, providing improved energy efficiency, climate control and security.

Platform and Big Data (Generation Three). Surna may develop a software platform, which might provide a platform for big data.

Automation/Integration (Generation Four). The final technology iteration for cannabis grow technology is to integrate all the technologies into a seamless platform that provides the greates efficiency and the lowest cost.

GEN ONE: HYDRO COOLING PLATFORM

What is Generation One? Surna's Hydro Cooling Platform (Chiller and Reflector).

The Chiller Provides Efficiency, Cost Advantages, Redundancy.
Surna's chillers are modular and utilize water for heat transfer (water holds 4x more heat than air) resulting in backup redundancy, more efficient heat processing which results in a significant cost reduction in cooling (see Slide 26).

Surna's Reflector is a Game Changer. The removal of heat directly from the Reflector is magnitudes more efficent than removal of heat through the air.

Everything is Engineered for Cannabis Cultivation.
Surna's Chiller and Relector are engineered specifically for cannabis cultivation.



Surna's Chiller

GEN TWO: HYBRID FACILITY

What is Generation Two? A hybrid facility utilizes novel technologies to combine the best of greenhouse and indoor growing designs.

Provides Environmental Control Capabilities. A structure that combines the ability to use passive inputs (sunlight, passive cooling) and active inputs (active cooling, CO2, completely sealed grow rooms, no outside air used for cooling plants) will provide the most effective environmental controls.

Improves Security Dramatically. The hybrid facility provides security that is lacking with green house designs.

Dramatically Improved Energy Efficiency. Relying on the sun to supplement the energy required for lighting will significantly reduce power requirements.

Right in Surna's Wheelhouse. The development of a hybrid/LED facility will require sophisticated thermodynamic design and innovative technologies, areas of core competence for Surna.

GEN THREE: MONITORING/BIG DATA

What is Generation Three? Software platform

State Regulatory Requirements. State regulatory requirements stipulate the need for comprehensive monitoring and tracking systems.

Data Generation – Big Data. The generation of data resulting from the required software systems will provide a significant need for managing and processing the data.

Platform for Banking Solution. Developing and providing a secure software platform may be able to serve as a foundation for a banking solution.

Consumer Outbound. In addition to a banking solution, Surna's software platform may be able to integrate into an outward facing, social media capability.

GEN FOUR: AUTOMATION/INTEGRATION

What is Generation Four? The final technological generation utilizes automation and integration to provide the most efficient cannabis cultivation process.

Significant Improvement in Margins. Currently, cannabis cultivation is labor intensive. One of the best ways to improve margins is to develop technologies that reduce or eliminate the dependence on people.

Better QC/QA Framework. Applying automation and machines for the cultivation of cannabis will increase the consistency of the final product, assist with quality control and improve quality assurance.

Improve Energy Efficiency. Integration of lighting, humidity, cooling, monitoring, data and nutrients will provide significant improvements in efficiency.

Easier to Meet Regulatory Requirements. Having automation control the cultivation process will allow for better regulatory compliance.

EXPANDING INTELLECTUAL PROPERTY

Driven by An Experienced Engineering Staff. Surna has more than ten engineers on staff to continue to drive innovation.

Aggressively Supporting Current Patent Applications. Surna has nine patent applications in process with the USPTO.

Continue to Produce Innovative Ideas. Surna plans to continue to leverage one its most important competitive advantages – its engineering team – to drive innovation in the cannabis sector.

Aggressively Establishing Technological Advantages That Will Last. Surna has developed a game changing technology and product with the Surna Reflector, but doesn't want to sit on what it's achieved but to push the technological envelope for cannabis cultivation.

SURNA HAS EXPANDING REVENUES

Revenue Standout in Cannabis. A recent query from CapIQ indicated Surna ranked seventh out of 60 public cannabis companies – from the U.S. and around the world – based on a subset of last year's revenue of $1.2 million (see slides 30 and 31).

Quarter	Quarterly Revenues	Growth Rate	Cumulative Revenues
Q1 Revenues	$380,000	-	$380,000
Q2 Revenues	$616,000	62%	$996,000
Q3 Revenues	$859,488	40%	$1,855,488



Recent Surna Revenues
Revenues (000's)
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Quarter
Cumulative
Q1 '14
Q2 '14
Q3 '14
Quarter

PRODUCT DEVELOPMENT IS CRITICAL

Build and Establish Respected Tech Support. A stable and valuable revenue stream will be driven by the ability of Surna to effectively support its technology and products in a timely and efficient fashion.

Continue to Develop and Innovate a Robust Product Pipeline. Surna's engineering team plans to continue to drive innovation in new products and seek refinements in current and legacy products and technologies.

Creating Reliable and Manufacturable Products. Surna has already proven its ability to provide technological solutions. Now Surna needs to refine its supply chain so it can develop and manufacture innovative products that are reliably and efficiently manufactured.

Anticipating the Technical Direction of Cannabis Cultivation. Surna will succeed in the long term by anticipating the direction of cannabis cultivation and further securing its position as the market leader in innovation and tech support.



Surna's Reflector

EMPHASIS ON MANUFACTURING

Establish Scalable Operations. The near term success of Surna will depend on the Company's ability to create a manufacturing capability that can scale with the potential demand from a rapidly growing cannabis sector.

Develop and Secure a Robust Supply Chain. In order to maintain its reputation for quality, Surna plans to continue to improve its manufacturing capabilities and develop a robust supply chain.

Agile Platform to Manufacture New Products. Surna's reputation is not to sit still and depend on its current product offerings. The Company's innovation engine will require a flexible manufacturing capability.



WORLD CLASS LEADERSHIP

Bryon Jorgensen - CEO. Over 25 years as an operations professional.
St. Jude Medical, ev3, Synovis, SciMed (now Medtronic), Unisys.

Doug McKinnon - CFO. Over 30 years of experience as a CFO and CEO.
Vixxi Solutions, ICG Communications and PriceWaterhouseCoopers.

David Traylor - CBO. Over 25 years of transactional/operational/innovation experience.
Headwaters, Pacific Growth, Atugen, Deltagen, Affymetrix, Somatogen, Synergen.

Tae Darnell - GC. Respected as one of Colorado's leading cannabis law/business experts.
Cannabis Law Center, McAllister, Darnell and Associates, Atlas Sports, Etherean Music.

SURNA SUMMARY

Innovation for a Growth Sector. Surna has established a multi-disciplined engineering team, providing an unrivalled ability to develop innovative and patentable technologies for the cannabis sector.

Growing Revenue from an Established Product Foundation. Surna is currently selling and evolving its Hydro Cooling Platform, which is becoming the industry leader for energy efficiency and reliability.

Developing Cannabis' Future Technologies. Surna has a strong pipeline of products and technologies designed to disrupt the cannabis industry and provide significant and sustainable revenue growth.

World Class Management Team. Surna has not only built a team with the combined skill sets to innovate but also with the experience to execute.

SURNA


SURNA

APPENDIX

ENDNOTES

1. Orbiston J, Hogue J. Sector Report: Medicinal and Recreational Cannabis. 2014. High Alert Capital Partners.
2. Ingold, John. “Lawmakers in 11 states approve low-THC medical marijuana bills.” *The Denver Post.* N.p., n.d. Web. 15 Oct. 2014. <http://www.denverpost.com/marijuana/ci_26059454/lawmakers-11-states-approve-low-thc-medical-marijuana>.
3. Lambert DM. Cannabinoids in Nature and Medicine. 2009. Weinheim: Wiley-Vch. Verlag GmbH & Company KGaA.
4. Whalley B. Cannabis in the Management and Treatment of Seizures and Epilepsy: A Scientific Review. 2014. American Herbal Pharmacopeia.
5. Yound D. IBISWorld Industry Report OD4141: Medical Marijuana Growing in the US. May 2014. IBISWorld.
6. Comments by Surgeon General Vivek Murthy on “CBS This Morning” on February 4, 2015.
7. Gettman J. Marijuana Production in the United States. 2006. The Bulletin of Cannabis Reform.
8. Mills E. The Carbon Footprint of Indoor Cannabis Production. 2012. Energy Policy 46 p. 58-67.

ENDNOTES

Image slide 5 and 30 courtesy of http://www.cannalawblog.com/update-united-states-map-of-marijuana-legalization/

Image on slide 6 courtesy of http://www.belowthelion.co.za/sativex-cannabis-mouth-spray/

Image of slide 7 courtesy of http://www.vectorstock.com/royalty-free-vector/isolated-cannabis-plant-vector-458915

Image of water on slide 7 courtesy of http://www.clipartbest.com/water-drop-clip-art

Image of heat on slide 7 courtesy of http://www.clker.com/clipart-heat-symbol-1.html

Image on slide 7 courtesy of http://www.belowthelion.co.za/sativex-cannabis-mouth-spray/

COMPARING THE ADVANTAGES

Comparison for Cannabis Production. Below is a comparison of the Surna Chiller technology to A/C and other chiller products currently in use for cannabis cultivation.

	A/C	Other Chillers	Surna Chillers
Cost of Equipment	$$	$$$$	$$
Cost of Installation	$$$	$$$	$
Scalable	No	Yes	Yes
Provides Backup Redundancy	No	Yes	Yes
Designed to Operate in Winter Conditions	No	Yes	Yes
Designed to Function in High Humidity Environments	No	Yes	Yes

CANNABIS SECTOR GROWTH


Estimated Market Growth of U.S. Medicinal Marijuana Market
Medicinal Marijuana Market ($B)
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$1.7
$2.4
$3.3
$4.6
$6.4
$8.9
2011
2012
2013
2014
2015
2016
Year

Source: High Alert Capital Partners, Standard and Poors

CANNABIS MAP OF U.S.


Marijuana Legalization Across the U.S.
AK
HI
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
WV
GA
FL
PA
VA
NC
SC
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
D.C.
Recreational and Medical
Recreational Marijuana
Medical Marijuana
Decriminalized
Illegal
Potential ballot initiatives for 2015 and beyond
Legislation passed but pending
Potential marijuana legalization; state lawmaker initiatives only
Map details as of January 2014

CANNABIS GROW: 3D RENDERING



CANNABIS PUBLIC COMPANIES 2015

Company Name	Ticker	EV:Revenue Multiple	Rank	Market Cap ($M)	Rank	Total EV ($M)	Rank	LTM Revenue($M)	Rank	Country	Exchange
Abattis Bioceuticals Corp.	ATTB.F	NA	NA	$7.2	34	$4.6	36	$0.0	26	Canada	OTCPK
Advanced Cannabis Solutions, Inc.	CANN	336.1	8	$61.8	11	$61.5	10	$0.2	14	USA	OTCPK
Aja Cannafacturing, Inc.	AJAC	29.3	15	$0.3	53	$0.7	46	$0.0	21	USA	OTCPK
Alternaturals, Inc.	ANAS	NA	NA	$0.0	58	-	NA	-	NA	USA	OTCPK
American Cannabis Company, Inc.	AMMJ	45.5	12	$31.2	18	$31.1	18	$0.7	10	USA	OTCPK
American Green, Inc.	ERBB	NA	NA	$8.2	33	$13.2	30	-	NA	USA	OTCPK
AmeriCann, Inc.	ACAN.E	NA	NA	$16.7	27	$16.7	27	$0.0	26	USA	OTCBB
Bedrocan Cannabis Corp.	BED	81.1	10	$44.3	14	$35.3	17	$0.4	13	Canada	TSXV
Blue Line Protection Group, Inc.	BLPG	53.0	11	$28.7	19	$29.5	19	$0.6	11	USA	OTCBB
Canadian Cannabis Corp.	CCAN	NA	NA	$105.7	4	$116.1	4	-	NA	USA	OTCBB
Canna Brands, Inc.	CBMJ	NA	NA	$1.2	49	-	NA	-	NA	USA	OTCPK
Cannabics Pharmaceuticals Inc.	CNBX	NA	NA	$28.2	20	$28.1	20	$0.0	26	USA	OTCPK
Cannabis Sativa, Inc.	CBDS	33,175.0	1	$132.3	3	$132.7	3	$0.0	25	USA	OTCBB
Cannabis Science, Inc.	CBIS	5,190.9	2	$55.7	12	$57.1	11	$0.0	23	USA	OTCPK
Cannabis-Rx Inc.	CANA	4.0	21	$23.6	23	$38.1	16	$9.6	2	USA	OTCPK
CannaGrow Holdings, Inc	CGRW	NA	NA	$2.2	46	-	NA	-	NA	USA	OTCPK
CannaSys, Inc.	MJTK	NA	NA	-	NA	-	NA	-	NA	USA	OTCBB
CannLabs, Inc.	CANL	106.6	9	$104.9	5	$105.2	5	$1.0	9	USA	OTCPK
Chuma Holdings, Inc.	CHUM	1,397.1	3	$46.7	13	$47.5	13	$0.0	20	USA	OTCBB
Crown Baus Capital Corp.	CBCA	NA	NA	$172.3	1	$172.3	1	$0.0	26	USA	OTCPK
DigiPath, Inc.	DIGP	-3.7	25	$2.3	45	-$1.8	48	$0.5	12	USA	OTCPK
Evergreen-Agra, Inc.	EGRN	NA	NA	-	NA	-	NA	-	NA	USA	OTCPK
FutureWorld Corp.	FWDG	38.5	14	$2.7	42	$3.0	41	$0.1	19	USA	OTCPK
Gold Ridge Resources, Inc.	GDGR	42.6	13	$80.8	8	$83.1	8	$2.0	5	USA	OTCPK
Green and Hill Industries, Inc.	GHIL	NA	NA	$3.0	41	$3.5	40	$0.0	26	Canada	OTCPK
Green Cures & Botanical Distribution Inc.	GRCU	NA	NA	$3.2	39	-	NA	-	NA	USA	OTCPK
Grow Condos, Inc.	GRWC	1,285.7	4	$17.0	26	$18.0	26	$0.0	22	USA	OTCPK
Growblox Sciences, Inc.	GBLX	NA	NA	$11.2	30	$9.5	32	$0.0	26	USA	OTCPK
Growlife, Inc.	PHOT	3.1	23	$26.4	22	$26.9	22	$8.7	3	USA	OTCPK
GrowPros Cannabis Ventures Inc.	JAM1	NA	NA	$0.9	51	$0.9	45	$0.0	26	Canada	DB

CANNABIS PUBLIC COMPANIES 2015

Company Name	Ticker	EV:Revenue Multiple	Rank	Market Cap ($M)	Rank	Total EV ($M)	Rank	LTM Revenue($M)	Rank	Country	Exchange
Home Treasure Finders, Inc.	HMTF	19.6	17	$2.6	44	$3.5	39	$0.2	15	USA	OTCBB
Homeland Security Corporation	HSCC	NA	NA	$3.1	40	-	NA	-	NA	USA	OTCPK
InMed Pharmaceuticals Inc.	MWG2	NA	NA	$3.6	37	$3.7	37	$0.0	26	Canada	DB
Integrated Cannabis Solutions, Inc.	IGPK	NA	NA	$0.6	52	-	NA	-	NA	USA	OTCPK
IPOWorld	IPOW	NA	NA	$84.0	7	$83.9	7	$0.0	26	USA	OTCPK
Kore Resources, Inc.	KORX	NA	NA	$23.0	24	$23.0	23	$0.0	26	USA	OTCBB
Madison Explorations Inc.	MDEX	NA	NA	$3.4	38	$3.6	38	$0.0	26	USA	OTCPK
Med-Cannabis Pharma, Inc.	MCPI	NA	NA	$15.0	28	$15.2	28	$0.0	26	USA	OTCBB
Medical Marijuana, Inc.	MJNA	3.6	22	$74.8	10	$51.8	12	$14.2	1	USA	OTCPK
Medican Enterprises, Inc.	MDCN	NA	NA	$1.5	48	$2.3	44	$0.0	26	USA	OTCPK
Mettrum Health Corp.	MT	12.8	19	$40.2	16	$19.4	25	$1.5	6	Canada	TSXV
Mindesta Inc.	MDST	NA	NA	$8.7	32	$8.7	33	$0.0	26	Canada	OTCPK
Monarch America, Inc.	BTFL	NA	NA	$39.3	17	$39.2	15	$0.0	26	USA	OTCPK
Neutra Corp.	NTRR	NA	NA	$2.7	43	$2.9	42	$0.0	26	USA	OTCPK
Northsight Capital, Inc.	NCAP	NA	NA	$148.7	2	$147.9	2	$0.0	26	USA	OTCPK
Peak Pharmaceuticals, Inc.	CTCO	NA	NA	$14.7	29	$14.2	29	$0.0	26	USA	OTCPK
PharmaCyte Biotech, Inc.	PMCB	NA	NA	$93.0	6	$91.9	6	$0.0	26	USA	OTCPK
Phytotech Medical Limited	PYL	NA	NA	$22.3	25	$22.1	24	-	NA	Australia	ASX
Primco Management Inc.	PMCM	18.1	18	$0.9	50	$2.4	43	$0.1	17	USA	OTCBB
Profile Solutions, Inc.	PSIQ	NA	NA	$0.1	56	-	NA	-	NA	USA	OTCPK
SearchCore, Inc.	SRER	6.5	20	$4.5	36	$6.6	35	$1.0	8	USA	OTCPK
SinglePoint, Inc.	SING	NA	NA	$0.2	54	-	NA	-	NA	USA	OTCPK
Stragenics, Inc.	ASAB	NA	NA	$5.4	35	$7.4	34	$0.0	26	USA	OTCPK
Strainwise, Inc.	STWC	399.0	7	$40.4	15	$41.5	14	$0.1	18	USA	OTCPK
Surna Inc.	**SRNA**	**23.1**	**16**	**$27.7**	**21**	**$28.0**	**21**	**$1.2**	**7**	**USA**	**OTCPK**
Tauriga Sciences, Inc.	TAUG	906.4	5	$10.3	31	$10.0	31	$0.0	23	USA	OTCPK
Totally Hemp Crazy Inc.	THCZ	NA	NA	$2.0	47	-	NA	-	NA	USA	OTCPK
UA Multimedia, Inc.	UAMM	NA	NA	$0.1	55	-	NA	-	NA	USA	OTCPK
United Cannabis Corporation	CNAB	595.5	6	$79.4	9	$79.8	9	$0.1	16	USA	OTCBB
WeedHire International, Inc.	WDHR	0.1	24	$0.0	57	$0.5	47	$4.0	4	USA	OTCPK